SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JUNE 6, 2003



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                        0-27331                   88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On June 6, 2003, FindWhat.com, a Nevada corporation (the "Company") issued a press release announcing the resignation of Rupinder Sidhu from the Company's Board of Directors, effective June 6, 2003. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. Mr. Sidhu cited personal reasons for his departure from the Board of Directors. Both Mr. Sidhu and the Company indicated that there was no disagreement between Mr. Sidhu and the Company on any matter relating to the Company's operations, policies or practices.


ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                       Description

                 99 Press Release, dated June 6, 2003, entitled "FindWhat.com Announces the Resignation of Director Rupinder Sidhu."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            FINDWHAT.COM


Date:  June 6, 2003                                  By:   /s/ Phillip R. Thune
                                                        ------------------------
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


             Exhibit No.                       Description

                 99 Press Release, dated June 6, 2003, entitled "FindWhat.com Announces the Resignation of Director Rupinder Sidhu."